SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)        April 20, 2004
                                                         --------------


                          GOLD BANC CORPORATION, INC.
                          ---------------------------
            (Exact name of Registrant as specified in its charter)

          Kansas                   0-28936                 48-1008593
          ------                   -------                 ----------
  (State of Incorporation)  (Commission File Number)    (I.R.S. Employer
                                                     Identification Number)


                   11301 Nall Avenue, Leawood, Kansas 66211
                   ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


 Registrant's telephone number, including area code (913) 451-8050
                                                    --------------


       (Former name or former address, if changed since last report)


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 Item 7.        Financial Statements and Exhibits


 Exhibit Number  Description
 -------------   -----------

 99.1            Press Release dated April 20, 2004



 Item 12.       Results of Operations and Financial Condition

     On April 20, 2004 the Registrant announced earnings and other select financial data for the quarter ended March 31, 2004, as described in the press release attached hereto as Exhibit 99.1 and incorporated by reference herein.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       GOLD BANC CORPORATION, INC.


 Dated: April 20, 2004
                                      By: /s/ Rick J. Tremblay
                                          --------------------------------
                                          Rick J. Tremblay
                                          Chief Financial Officer





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